UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 20 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Pluristem Therapeutics Inc. (the “Company”), held its annual meeting of stockholders on May 15, 2012. The results of the stockholder voting at the annual meeting are set forth below.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

Director Name	For	Against	Abstain	Broker Non-Votes

Zami Aberman	13,231,845	2,460,819	36,245	0

Israel Ben-Yoram	15,484,872	24,777	219,260	0

Isaac Braun	15,490,198	20,451	218,260	0

Mark Germain	15,346,513	164,136	218,260	0

Moria Kwiat	15,485,953	24,696	218,260	0

Hava Meretzki	15,493,252	76,104	159,553	0

Nachum Rosman	15,478,071	32,577	218,261	0

Doron Shorrer	15,395,837	114,812	218,260	0

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: May 15, 2012	By:	/s/ Yaky Yanay
	Name:	Yaky Yanay
	Title:	Chief Financial Officer